SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004
Form 8–K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 27, 2002 Date of Report (Date of Earliest Event Reported)

Hewlett-Packard Company
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3000 Hanover Street, Palo Alto, CA 94304 (Address of principal executive offices) (Zip code)

(650) 857-1501 (Registrant’s telephone number, including area code)

ITEM 5.	OTHER EVENTS

On February 27, 2002, Hewlett-Packard Company (“HP”) held a security analyst meeting at 8 a.m. EST in connection with the proposed merger with Compaq. The meeting was hosted by Carleton S. Fiorina, HP Chairman of the Board and Chief Executive Officer, and included presentations by Ms. Fiorina and other members of the HP executive team. Certain of the speakers’ slides used in connection with the presentations are furnished herewith as Exhibit 99.1 and are incorporated by reference in this Item5. The furnishing of these slides is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials they contain include material investor information that is not otherwise publicly available. In addition, all of the information in the slides is presented as of February 27, 2002, and HP does not assume any obligation to update such information in the future.

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements that involve risks, uncertainties and assumptions. If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of earnings, revenues, synergies, accretion or other financial items; any statements of the plans, strategies, and objectives of management for future operations, including the execution of integration and restructuring plans and the anticipated timing of filings, approvals and closings relating to the Merger or other planned acquisitions; any statements concerning proposed new products, services, developments or industry rankings; any statements regarding future economic conditions or performance; any statements of belief and any statements of assumptions underlying any of the foregoing.

The risks, uncertainties and assumptions referred to above include the ability of HP to retain and motivate key employees; the timely development, production and acceptance of products and services and their feature sets; the challenge of managing asset levels, including inventory; the flow of products into third-party distribution channels; the difficulty of keeping expense growth at modest levels while increasing revenues; the challenges of integration and restructuring associated with the Merger or other planned acquisitions and the challenges of achieving anticipated synergies; the possibility that the Merger or other planned acquisitions may not close or that HP, Compaq or other parties to planned acquisitions may be required to modify some aspects of the acquisition transactions in order to obtain regulatory approvals; the assumption of maintaining revenues on a combined company basis following the close of the Merger or other planned acquisitions; and other risks that are described from time to time in HP’s Securities and Exchange Commission reports, including but not limited to HP’s annual report on Form 10-K, as amended on January 30, 2002, for the fiscal year ended October 31, 2001 and HP’s registration statement on Form S-4 filed on February 5, 2002.

HP assumes no obligation and does not intend to update these forward-looking statements.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

On February 5, 2002, HP filed a registration statement with the SEC containing a definitive joint proxy statement/prospectus regarding the Merger. Investors and security holders of HP and Compaq are urged to read the definitive joint proxy statement/prospectus filed with the SEC on February 5, 2002 and any other relevant materials filed by HP or Compaq with the SEC because they contain, or will contain, important information about HP, Compaq and the Merger. The definitive joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by HP or Compaq with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by HP by contacting HP Investor Relations, 3000 Hanover Street, Palo Alto, California 94304, 650-857-1501. Investors and security holders may obtain free copies of the documents filed with the SEC by Compaq by contacting Compaq Investor Relations, P.O. Box 692000, Houston, Texas 77269-2000, 800-433-2391. Investors and security holders are urged to read the definitive joint proxy statement/prospectus and the other relevant materials (when they become available) before making any voting or investment decision with respect to the Merger.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

99.1	Selected speakers’ slides used in connection with presentations by members of the Hewlett-Packard Company executive team at a security analyst meeting held at 8:00 a.m. PST, February 27, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

Date: February 27, 2001	By: /s/ CHARLES N. CHARNAS
Name: Charles N. Charnas
Title: Assistant Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 27, 2002

Exhibit	Description

99.1	Selected speakers’ slides used in connection with presentations by members of the Hewlett-Packard Company executive team at a security analyst meeting held at 8:00 a.m. PST, February 27, 2002.